SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report:   May 28, 2002



                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                  1-10315                    63-0860407
           --------                  -------                    ----------
        State or Other             (Commission               (I.R.S. Employer
 Jurisdiction of Incorporation     File Number)             Identification No.)
       or Organization)


  One HEALTHSOUTH Parkway
    Birmingham, Alabama                                            35243
    -------------------                                            -----
   (Address of Principal                                         (Zip Code)
     Executive Offices)


Registrant's Telephone Number,
      Including Area Code:                                     (205) 967-7116


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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On May 23, 2002, the U.S. Department of Justice served HEALTHSOUTH Corporation with a complaint in intervention in a previously disclosed civil False Claims Act case against the company pending in the U.S. District Court for the Western District of Texas, United States ex rel. James J. Devage v. HEALTHSOUTH Corporation, Civil Action No. SA-98-CA-0372-FB . The complaint alleges that the company submitted false claims for reimbursement under Medicare and other federal health care programs and federal employee health benefit plans in connection with certain physical therapy services provided at the company's outpatient rehabilitation centers. As previously announced, the Department has recently withdrawn or announced its intent to withdraw previous notices of intervention in similar cases filed by other relators under the False Claims Act. The complaint does not specify the damages claimed by the Department.

         As the company has noted in previous statements, it believes that its practices are consistent with accepted clinical standards and practices in physical therapy and with existing Medicare regulations, and the company expects to defend vigorously against the claims asserted in the complaint. Because the complaint has just been filed, it is not possible at this time to predict the outcome of this matter or the length of time it will take to resolve this litigation.

         Statements contained in this report which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this report concerning or relating to the potential outcome of the litigation described are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this report and in other public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this report or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 28, 2002


                                      HEALTHSOUTH CORPORATION



                                      By    /s/  WILLIAM W. HORTON
                                         ---------------------------------------
                                                 William W. Horton
                                             Executive Vice President
                                              and Corporate Counsel